Exhibit 10.1

AMENDMENT TO
MEMBERSHIP INTEREST PURCHASE AGREEMENT

This AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is made as of December 1, 2023, by and among:

A.          JANEL GROUP, INC., a New York corporation (“Janel”),

B.          EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, a Texas limited liability company (“ELFS”); and

C.          DAVID W. FLAKE, RANDALL L. COCKRELL, STEVEN R. LALUMANDIER, and FREDERICK J. LALUMANDIER (each a "Seller" and, collectively, "Sellers");

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S E T H:

WHEREAS, the Janel ELFS and Sellers entered into that certain Membership Interest Purchase Agreement dated as of September 21, 2021 (together with any further modifications, amendments, and restatements thereof, the “Purchase Agreement”);

WHEREAS, the Sellers and Janel would like to modify and amend certain terms of the Purchase Agreement and related Notes issued to each of the Sellers.

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Purchase Agreement.

2.	Amendment to Purchase Agreement. Section 3.2 of the Agreement is hereby amended by adding the following new Section 3.2.6:

3.2.6          Notwithstanding the terms of the second instance of Section 3.2.1 and Section 3.2.2 and 3.2.3, the Earn-Out Payments for (a) Earn-Out Year ending September 30, 2024 (“Earn-Out Year Three”) shall be $ 1,077,728.50 and (b) Earn-Out Year ending September 30, 2025 (“Earn-Out Year Four”) shall be $ 1,077,728.50.  The parties hereto acknowledge and agree that Section 3.2.3 (relating to the Earn-Out Statement) and Section 3.2.4 (relating to Review and Dispute Procedures) shall not be applicable to Earn-Out Payments for Earn-Out Year Three and Earn-Out Year Four.  For the avoidance of doubt, the first instance of Section 3.2.1 titled “Subordination of Earn-Out” shall be fully applicable to all Earn-out Payments, including those made during Earnout Year Three and Earn-Out Year Four.

3.	Amendments to Notes.

(a)
The definition of “Maturity Date” in each of the Notes is hereby amended by deleting the words “the five-year anniversary of the date hereof“ in the paragraph titled “Payments of Principal and Interest” and the words “the seven-year anniversary of the date hereof” are inserted in replacement thereof.

(b)	Schedule A to each of the Notes is hereby replaced by the applicable Schedule A attached hereto on Annex I.

4.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect.

(b)	Janel shall have received an Acknowledgement and Consent from Santander Bank consenting the modifications set forth in this Amendment in form and substance acceptable to Janel.

5.	Miscellaneous.

(a)
This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(a)	The provisions of Section 22 (Governing Law) and 23 (Arbitration) are specifically incorporated herein by reference.

(b)
This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)
Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

JANEL:

JANEL GROUP, INC., a New York corporation, as Borrower

By:
Name:
Its:	President

ELFS:

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, a Texas limited liability company, as Borrower

By:
Name:
Its:	Vice President

SELLERS:

David W. Flake

Randall L Cockrell

Stephen R. Lalumandier

Frederick J. Lalumandier

[Signature Page to Amendment to Membership Interest Purchase Agreement]

Acknowledged and Agreed to by:

PARENT GUARANTOR:

JANEL CORPORATION

By:
Name:
Its:	Vice President

[Signature Page to Amendment to Membership Interest Purchase Agreement]

ANNEX I
to
Amendment to Membership Interest Purchase Agreement

1.	Subordinated Promissory Note dated September 21, 2021 in favor of David W. Flake:

SCHEDULE A

PAYMENTS

Beginning on October 15, 2021 and on the same day of each of the next eight (8) consecutive calendar quarters thereafter, payment of accrued and unpaid interest on the outstanding principal balance only.

Beginning on October 15, 2023, for $123,378, and on the same day of each of the next nineteen (19) consecutive calendar quarters thereafter, payment of principal in the amount of $85,180 each, together with accrued and unpaid interest on the outstanding principal balance.

The entire balance of the principal sum of $1,741,800, all accrued and unpaid interest and all other amounts due hereunder, if not sooner paid, shall be due and payable in full on July 15, 2028.

2.	Subordinated Promissory Note dated September 21, 2021 in favor of Randall L Cockrell:

SCHEDULE A

PAYMENTS

Beginning on October 15, 2021 and on the same day of each of the next eight (8) consecutive calendar quarters thereafter, payment of accrued and unpaid interest on the outstanding principal balance only.

Beginning on October 15, 2023, for $123,378, and on the same day of each of the next nineteen (19) consecutive calendar quarters thereafter, payment of principal in the amount of $85,180 each, together with accrued and unpaid interest on the outstanding principal balance.

The entire balance of the principal sum of $1,741,800, all accrued and unpaid interest and all other amounts due hereunder, if not sooner paid, shall be due and payable in full on July 15, 2028.

3.	Subordinated Promissory Note dated September 21, 2021 in favor of Steven R. Lalumandier:

SCHEDULE A

PAYMENTS

Beginning on October 15, 2021 and on the same day of each of the next eight (8) consecutive calendar quarters thereafter, payment of accrued and unpaid interest on the outstanding principal balance only.

Beginning on October 15, 2023, for $54,868, and on the same day of each of the next nineteen (19) consecutive calendar quarters thereafter, payment of principal in the amount of $37,881 each, together with accrued and unpaid interest on the outstanding principal balance.

The entire balance of the principal sum of $774,600, all accrued and unpaid interest and all other amounts due hereunder, if not sooner paid, shall be due and payable in full on July 15, 2028.

4.	Subordinated Promissory Note dated September 21, 2021 in favor of Frederick J. Lalumandier:

SCHEDULE A

PAYMENTS

Beginning on October 15, 2021 and on the same day of each of the next eight (8) consecutive calendar quarters thereafter, payment of accrued and unpaid interest on the outstanding principal balance only.

Beginning on October 15, 2023, for $123,378, and on the same day of each of the next nineteen (19) consecutive calendar quarters thereafter, payment of principal in the amount of $85,180 each, together with accrued and unpaid interest on the outstanding principal balance.

The entire balance of the principal sum of $1,741,800, all accrued and unpaid interest and all other amounts due hereunder, if not sooner paid, shall be due and payable in full on July 15, 2028.